                                                                   Exhibit 10.26
                           ATMOS ENERGY CORPORATION
                           ------------------------

                     SUPPLEMENTAL EXECUTIVE BENEFITS PLAN
                     ------------------------------------


            Amended and Restated in its Entirety:  August 12, 1998
            ------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                                                         Page
                                                                                                         ----

ARTICLE I            Purpose and Effective Date
                     --------------------------
     Section 1.1.    Purpose                                                                              1
                     -------
     Section 1.2.    Effective Date                                                                       1
                     --------------

ARTICLE II           Definitions and Construction                                                         1
                     ----------------------------
     Section 2.1.    Definitions                                                                          1
                     -----------
     Section 2.2.    Construction                                                                         8
                     ------------
     Section 2.3.    Governing Law                                                                        8
                     -------------

ARTICLE III          Eligibility and Participation                                                        8
                     -----------------------------
     Section 3.1.    Employees Eligible to Participate                                                    8
                     ---------------------------------

ARTICLE IV           Assets Used for Benefits                                                             8
                     ------------------------
     Section 4.1.    Amounts Provided by the Employer                                                     8
                     --------------------------------
     Section 4.2.    Funding                                                                              9
                     -------

ARTICLE V            Supplemental Pension Benefits                                                       10
                     -----------------------------
     Section 5.1.    Eligibility for Supplemental Pension                                                10
                     -------------------------------------
     Section 5.2.    Amount of Supplemental Pension                                                      11
                     ------------------------------
     Section 5.3.    Form of Payment of Supplemental Pension                                             13
                     ---------------------------------------
     Section 5.4.    Commencement of Supplemental Pension                                                13
                     ------------------------------------
     Section 5.5.    Supplemental Pensions After a Change in Control                                     13
                     -----------------------------------------------

ARTICLE VI           Disability Benefits                                                                 15
                     ------------------
     Section 6.1.    Eligibility For Disability Benefits                                                 15
                     -----------------------------------
     Section 6.2.    Amount of Disability Benefits                                                       15
                     -----------------------------
     Section 6.3.    Payment of Disability Benefits                                                      16
                     ------------------------------
     Section 6.4.    Payment of Supplemental Pension to Disabled Participants                            16
                     --------------------------------------------------------

ARTICLE VII          Death Benefits                                                                      17
                     --------------
     Section 7.1.    Eligibility For Death Benefits                                                      17
                     ------------------------------
     Section 7.2.    Amount of Death Benefit                                                             17
                     -----------------------
     Section 7.3.    Form of Payment of Death Benefit                                                    18
                     --------------------------------
     Section 7.4.    Commencement of Death Benefits                                                      19
                     ------------------------------

ARTICLE VIII         Administration                                                                      20
                     --------------
     Section 8.1.    Plan Administration                                                                 20
                     -------------------
     Section 8.2.    Powers of Plan Administrator                                                        20
                     ----------------------------
     Section 8.3.    Calculation of Funding Obligations                                                  20
                     ----------------------------------
     Section 8.4.    Annual Statements                                                                   21
                     -----------------

ARTICLE IX           Miscellaneous Provisions                                                  21
                     ------------------------
     Section 9.1.    Amendment or Termination of the Plan                                      21
                     ------------------------------------
     Section 9.2.    Nonguarantee of Employment                                                24
                     --------------------------
     Section 9.3.    Nonalienation of Benefits                                                 24
                     -------------------------
     Section 9.4.    Liability                                                                 24
                     ---------
     Section 9.5.    Noncompetition Agreement                                                  24
                     ------------------------
     Section 9.6.    Participation Agreement                                                   25
                     -----------------------
     Section 9.7.    Successors to the Employer                                                25
                     --------------------------

                                   ARTICLE I
                                   ---------

                          Purpose and Effective Date
                          --------------------------


     Section 1.1.  Purpose:  The purpose of this Plan is to provide supplemental
                   -------
retirement income, death and disability benefits to certain executive employees of Atmos Energy Corporation.

     Section 1.2.  Effective Date:  The Plan initially became effective on
                   --------------
October 1, 1987, was amended and restated as of November 11, 1992, was amended as of November 8, 1995, was amended as of May 8, 1996, was amended and restated as of November 13, 1996, was amended and restated as of May 14, 1997, and has been amended and restated as of August 12, 1998.



                                  ARTICLE II
                                  ----------

                         Definitions and Construction
                         ----------------------------

     Section 2.1.  Definitions:  The following words and phrases used in this
                   -----------
Plan shall have the respective meanings set forth below, unless the context in which they are used clearly indicates a contrary meaning:

              (a)  Beneficiary: The individual or individuals described in
                   -----------
     Section 7.3 of this Plan who are receiving any benefit payments hereunder.

              (b)  Board of Directors:  The Board of Directors of the Employer.
                   ------------------

              (c)  Cause: The termination of employment by the Employer upon the
                   -----
     happening of either (i) or (ii) as follows:

                   (i) The willful and continued failure by the Participant to substantially perform his duties with the Employer (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant by the Employer that specifically identifies the manner in which the Employer believes that the Participant has not substantially performed his duties.

               (ii) The Participant's willful engagement in conduct that is demonstrably and materially injurious to the Employer, monetarily or otherwise.

     For purposes of this paragraph, no act, or failure to act, on the Participant's part shall be deemed "willful" if done, or omitted to be done, by the Participant in good faith and with a reasonable belief that the action or omission was in the best interests of the Employer. Notwithstanding the foregoing, Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board of Directors of the Employer at a meeting of such Board of Directors called and held for such purpose (after reasonable notice to Participant and an opportunity for Participant, together with Participant's counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the Board of Directors that Participant was guilty of conduct set forth above in clauses (i) or (ii) of this Paragraph and specifying the particulars thereof in detail.

          (d)  Change in Control:
               -----------------

               (i) For periods prior to November 13, 1996, the occurrence of any of the following:

                    (A) Any "person" (as defined in subparagraph (ii) below),
               other than a trustee or other fiduciary holding securities under an employee benefit plan of the Employer, is or becomes the "beneficial owner" (as defined in subparagraph (ii) below), directly or indirectly, of securities of the Employer representing 33-1/3% or more of the combined voting power of the Employer's then outstanding securities.

                    (B) During any period of two consecutive years (the
               "Period"), individuals who at the beginning of the Period constitute the Board of Directors of the Employer and any "new director" (as defined in subparagraph (ii) below) cease for any reason to constitute a majority of the Board of Directors.

                    (C) The shareholders of the Employer approve a merger or
               consolidation of the Employer with any other corporation, except if:

                         (1) the merger or consolidation would result in the
                    voting securities of the Employer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the combined voting power of the voting securities of the Employer or such surviving entity outstanding immediately after such merger or consolidation; or

                         (2) the merger or consolidation occurs in connection
                     with the approval by the shareholders of the Employer of a plan of complete liquidation of the Employer or an agreement for the sale or disposition by the Employer of all or substantially all the Employer's assets.

               (ii)  For purposes of subparagraph (i) above,

                     (A) "Person" shall have the meaning provided in Sections
               13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                     (B) "Beneficial owner" shall have the meaning provided in
               Rule 13d-3 under the Exchange Act.

                     (C) "New director" shall mean an individual whose election by the Employer's Board of Directors or nomination for election by the Employer's shareholders was approved by a vote of at least 2/3's of the directors then still in office who either were directors at the beginning of the Period or whose election or nomination for election was previously so approved. However, "new director" shall not include a director designated by a person who has entered into an agreement with the Employer to effect a transaction described in subparagraphs (i)(A) or (B) above.

               (iii) For periods from and after November 13, 1996, except as provided herein, the occurrence of any of the following:

                     (A) Any "Person" (as defined in subparagraph (iv) below),
               other than (1) the Employer or any of its subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Employer or any of its Affiliates, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Employer in substantially the same proportions as their ownership of stock of the Employer, is or becomes the "beneficial owner" (as defined in subparagraph (iv) below), directly or indirectly, of securities of the Employer (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 33-1/3% or more of the combined voting power of the

               Employer's then outstanding securities, or 33-1/3% or more of the then outstanding common stock of the Employer, excluding any Person who becomes such a beneficial owner in connection with a transaction described in subparagraph (C)(1) below.

                    (B) During any period of two consecutive years (the "Period"), individuals who at the beginning of the Period constitute the Board of Directors of the Employer and any "new director" (as defined in subparagraph (iv) below) cease for any reason to constitute a majority of the Board of Directors.

                    (C) There is consummated a merger or consolidation of the Employer or any direct or indirect subsidiary of the Employer with any other corporation, except if:

                         (1) the merger or consolidation would result in the
                    voting securities of the Employer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the voting securities of the Employer or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

                         (2) the merger or consolidation is effected to
                    implement a recapitalization of the Employer (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Employer (not including in the securities beneficially owned by such Person any securities acquired directly from the Employer or its Affiliates other than in connection with the acquisition by the Employer or its Affiliates of a business) representing 60% or more of the combined voting power of the Employer's then outstanding securities.

                    (D) The shareholders of the Employer approve a plan of complete liquidation or dissolution of the Employer or an agreement for the sale or disposition by the Employer of all or substantially all the Employer's assets, other than a sale or disposition by the Employer of all or substantially all of the Employer's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the stockholders of the Employer in substantially the same proportions as their ownership of the Employer immediately prior to such sale.

          Notwithstanding the foregoing provisions of this subparagraph (iii), no actions or events related to the merger of United Cities Gas Company ("United Cities") with or into the Employer as contemplated by the Agreement and Plan of Reorganization, dated as of July 19, 1996, between the Employer and United Cities (the "Merger"), including the consummation of the Merger, shall constitute a Change in Control of the Employer for any of the purposes in this Plan that a Change in Control as defined under this subparagraph (iii) applies.

               (iv) For purposes of subparagraph (iii) above,

                    (A) "Person" shall have the meaning given in Section 3(a)(9)
               of the Securities Exchange Act of 1934, as amended (the "Exchange Act") as modified and used in Sections 13(d) and 14(d) of the Exchange Act.

                    (B) "Beneficial owner" shall have the meaning provided in
               Rule 13d-3 under the Exchange Act.

                    (C) "New director" shall mean an individual whose election by the Employer's Board of Directors or nomination for election by the Employer's shareholders was approved by a vote of at least 2/3's of the directors then still in office who either were directors at the beginning of the Period or whose election or nomination for election was previously so approved or recommended. However, "new director" shall not include a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of the Company.

                    (D) "Affiliate" shall have the meaning set forth in Rule
               12b-2 promulgated under Section 12 of the Exchange Act.

          (e)  Compensation: Except as otherwise provided in the Participant's
               ------------
     Participation Agreement, the sum of (i), (ii) and (iii) as follows:

               (i) The greater of (A) the Participant's annual base salary at the date of his termination of employment, or (B) the average of the Participant's annual base salary for the highest three (3) calendar years (whether or not consecutive) of the Participant's employment with the Employer.

               (ii) The greater of (A) the Participant's last Performance Award, or (B) the average of the highest three (3) Performance Awards (whether or not consecutive).

               (iii) The Participant's annual car allowance amount at the date of his termination of employment, or in the event the Participant is provided a Company car in lieu of an annual car allowance, that amount equivalent to the annual car allowance provided by the Company to a person who is a Vice President of the Company at the time of the Participant's termination of employment.

          (f) Death Benefit:  The total benefit provided under this Plan upon
              -------------
     the death of a Participant, which benefit is calculated in this Plan on a pre-tax basis.

          (g) Disability:  The termination of a Participant's employment with
              ----------
     the Employer on account of disability as determined under the Group Long-Term Disability Plan.

          (h) Disability Benefit:  The monthly benefit provided under this Plan
              ------------------
     to a Participant who suffers a Disability, which benefit is calculated in this Plan on a pre-tax basis.

          (i) Eligible Employee:  An employee who is a Participant in the Plan
              -----------------
     on August 12, 1998. From and after August 12, 1998, no employee who is not a Participant in the Plan on August 12, 1998 shall be or become an Eligible Employee. From and after January 1, 1999, any Participant who elected in writing to cease his participation in the Plan and to become an eligible employee under the Atmos Energy Corporation Performance-Based Supplemental Executive Benefits Plan as of January 1, 1999 shall no longer be an Eligible Employee (and shall cease to be a Participant).

          (j) Employer:  Atmos Energy Corporation.
              --------

          (k) Group Long-Term Disability Plan:  The Atmos Energy Corporation
              -------------------------------
     Group Long-Term Disability Plan, as amended from time to time.

          (l) Involuntary Termination:  The termination of a Participant's
              -----------------------
     participation in the Plan due to either (i) or (ii) as follows:

              (i) The Participant's employment with the Employer is terminated involuntarily by the Employer for any reason other than Cause or Disability.

              (ii) Any reason other than for Cause by the Employer prior to his termination of employment with the Employer.

     Notwithstanding the foregoing provisions of subparagraph (ii) hereof, any Participant who terminates his participation in the Plan on January 1, 1999 as provided for in Section 2.1(i) above shall not be deemed to have suffered an Involuntary Termination.

          (m) Operating Division:  Energas Company, Greeley Gas Company, Trans
              ------------------
     Louisiana Gas Company, Western Kentucky Gas Company, and any other division of the Employer that the Employer may hereafter establish.

          (n) Participant:  An Eligible Employee of the Employer who meets the
              -----------
     requirements to participate in the Plan in accordance with the provisions of Article III hereof.

          (o) Participation Agreement:  The agreement between the Employer and a
              -----------------------
     Participant described in Section 9.6 of this Plan, executed in the form attached hereto as Exhibit C-1 in the case of Participants who commenced participation in the Plan prior to November 13, 1996 and Exhibit C-2 in the case of all other Participants in the Plan, or in such other form as the Board of Directors, in its sole discretion, may establish from time to time.

          (p) Plan:  The Atmos Energy Corporation Supplemental Executive
              ----
     Benefits Plan, as set forth herein and as amended from time to time.

          (q) Pension Plan: Any defined benefit pension plan adopted,
              ------------
     established or maintained by the Employer, whichever is applicable, as amended from time to time. Any amount payable to or with respect to a Participant from any group annuity contract maintained in connection with the Pension Plan shall be deemed part of the benefit applicable to the Participant under the Pension Plan.

          (r) Performance Awards: Except as otherwise provided in the
              ------------------
     Participant's Participation Agreement, any amount paid, or authorized to be paid, to a Participant pursuant to any annual performance bonus or incentive compensation plan adopted or established by the Employer, or, upon and after a Change in Control, any amount paid, or authorized to be paid, to a Participant as a performance related cash bonus in addition to his base cash compensation.

          (s) Plan Administrator:  The Board of Directors.
              ------------------

          (t) Plan Year:  Each twelve (12) month period beginning on January 1
              ---------
     and ending on December 31.

          (u) Retired Participant:  A Retired employee of the Employer who
              -------------------
     receives benefits under this Plan.

          (v) Retirement or Retire:  A Participant's voluntary termination from
              --------------------
     employment with the Employer after he is vested in his retirement benefits under the Pension Plan and (i) prior to January 1, 1999, has reached the age when he is eligible for the immediate commencement of those benefits from the Pension Plan, and (ii) from and after January 1, 1999, has met the age and service requirements to be eligible to commence retirement benefit under the Pension Plan.

          (w) Supplemental Pension:  A Participant's monthly pension benefit
              --------------------
     provided under this Plan, which benefit is calculated in this Plan on a pre-tax basis.

     Section 2.2.  Construction:  The masculine gender, whenever appearing in
                   ------------
this Plan, shall be deemed to include the feminine gender; the singular may include the plural; and vice versa, unless the context clearly indicates to the contrary.

     Section 2.3.  Governing Law:  This Plan shall be construed in accordance
                   -------------
with and governed by the laws of the State of Texas, except to the extent otherwise preempted by the Employee Retirement Income Security Act of 1974, as amended, or any other Federal law.


                                  ARTICLE III
                                  -----------

                         Eligibility and Participation
                         -----------------------------

     Section 3.1.  Employees Eligible to Participate:  Each Eligible Employee
                   ---------------------------------
shall participate in this Plan, provided he complies with the provisions of Sections 9.5 and 9.6 hereof. Any Participant who ceases being an Eligible Employee during his employment with the Employer shall immediately cease participation in this Plan and shall no longer be a Participant, except as otherwise set forth herein.

                                  ARTICLE IV
                                  ----------

                           Assets Used for Benefits
                           ------------------------

     Section 4.1.  Amounts Provided by the Employer:  Benefits payable under
                   --------------------------------
this Plan shall constitute general obligations of the Employer in accordance with the terms of this Plan. The Employer may, in its sole discretion, establish a trust or other funding arrangement that is subject to the claims of the Employer's general creditors for the purpose of funding a Participant's accrued benefit payable under this Plan. Any such trust or other funding arrangement may also provide for the distribution to the Participant of an amount equal to any federal or state income taxes that are incurred by the Participant in the event the establishment of such trust or other funding arrangement constitutes the constructive receipt by the Participant of any benefits payable hereunder prior to the actual receipt of such benefits. The Employer shall make appropriate adjustments to the amount of the Participant's Supplemental Pension payable each month in order to reflect the effect upon such Supplemental Pension of the distribution described in the foregoing sentence. The Employer also may, but shall not be obligated to, purchase one or more life insurance policies or contracts to provide for the payment of the Death Benefits. Any such policies or contracts purchased hereunder shall remain a general asset of the Employer or of any trust established hereunder.

     Section 4.2.  Funding:  Not later than the time each Participant Retires or
                   -------
becomes eligible to receive an unreduced Supplemental Pension under this Plan, whichever occurs first, the Employer shall contribute to a trust or other funding arrangement an amount necessary to fund 100% of the then-present value of such Participant's accrued Supplemental Pension. The amount required to be funded by this Section 4.2 shall be calculated in accordance with Section 8.3 hereof. Notwithstanding the foregoing, immediately upon a Change in Control, the Employer shall contribute to a trust or other funding arrangement an amount necessary to fund 100% of the then-present value of all Supplemental Pension benefits (vested and unvested) payable hereunder to each

Participant and Retired Participant, regardless of whether any such person is then eligible to Retire or to receive an unreduced Supplemental Pension. The Employer shall review the funding status of each such trust or other funding arrangement required to be established under this Section 4.2 on an annual basis and shall make such contributions thereto as may be required to maintain the value of the assets thereof at no less than 100% of the then-present value of all such Supplemental Pension benefits. For purposes of this Section 4.2 only, notwithstanding the foregoing, no actions or events related to the merger of United Cities Gas Company ("United Cities") with and into the Employer, as contemplated by the Agreement and Plan of Reorganization, dated as of July 19, 1996, between the Employer and United Cities (the "Merger"), including shareholder approval of the Merger or the consummation of the Merger, shall constitute a Change in Control of the Employer that requires the Employer to make any contributions pursuant to this Section 4.2.


                                   ARTICLE V
                                   ---------

                         Supplemental Pension Benefits
                         -----------------------------

     Section 5.1.  Eligibility for Supplemental Pension:
                   ------------------------------------

          (a) Upon Retirement.  Except as otherwise provided elsewhere in this
              ---------------
Plan or in a Participation Agreement, a Participant who has been an Eligible Employee for at least two years and Retires shall be entitled to receive a Supplemental Pension.

          (b) Upon Involuntary Termination Prior to a Change in Control.  A
              ---------------------------------------------------------
Participant who suffers an Involuntary Termination prior to a Change in Control shall be entitled to receive a Supplemental Pension, subject to the provisions of Section 5.1(c) of this Plan, so long as he is vested in his retirement benefits under the Pension Plan at the time of his Involuntary Termination and has been an Eligible Employee for at least two years prior to the Involuntary Termination.

          (c)  Upon Voluntary Termination Prior to a Change in Control or
               ----------------------------------------------------------
Termination For Cause.  A Participant who voluntarily resigns from employment
---------------------
with the Employer prior to being eligible for Retirement and prior to a Change in Control or who is terminated from employment with the Employer for Cause shall not be entitled to receive a Supplemental Pension.

          (d)  Upon Disability.  A Participant who suffers a Disability shall be
               ---------------
entitled to a Supplemental Pension as provided in Section 6.4.

     Section 5.2.  Amount of Supplemental Pension:
                   ------------------------------

          (a)  Upon Retirement.  Except as otherwise provided in the
               ---------------
Participant's Participation Agreement, the Supplemental Pension payable to a Participant who Retires, and who has been an Eligible Employee for at least two years shall, unless reduced as provided in paragraph (b) below, equal (i) minus
                                                                          -----
(ii) as follows:

               (i) One-twelfth (1/12th) of seventy-five percent (75%) of the Participant's Compensation, reduced if the Participant has fewer than ten (10) years of vesting service under the Pension Plan by one-tenth (1/10th) for each year of his vesting service less than ten (10);

               (ii) The monthly amount of pension payable to the Participant under the Pension Plan as of the date that his Supplemental Pension commences, assuming payment in the automatic form applicable to him under the Pension Plan;

provided, however, in no event shall the combined annual payment from this Plan and the Pension Plan to any Participant listed on the Minimum Benefit Schedule attached to this Plan as Exhibit A be less than the minimum Annual Amount for such Participant listed on the Minimum Benefit Schedule.

          (b) Reduction for Early Commencement of Supplemental Pensions.  If a
              ---------------------------------------------------------
Participant's Supplemental Pension commences before the Participant attains age 62, his Supplemental Pension shall, unless otherwise provided in Exhibit A or in a Participation Agreement, be reduced for each year (or fraction thereof, based on full months) that the date of commencement precedes age 62. Prior to January 1, 1999, the reduction shall be made in the same manner as reductions are made for early commencement under the Pension Plan. On and after January 1, 1999, the reduction shall be 2% per year for the first two years (or fractional years thereof, based on full months) that the date of commencement precedes age 62, and 4% per year for the next five years (or fractional years thereof, based on full months) that the date of commencement precedes age 60.

          (c) Cost of Living and Other Adjustments.  A Participant who has begun
              ------------------------------------
to receive his Supplemental Pension shall be entitled to receive any cost of living or other adjustments to which he is otherwise entitled pursuant to the Pension Plan, and his Supplemental Pension shall not be reduced by such adjustments. If a Participant would not be entitled to receive a cost of living or other adjustment due to statutory or regulatory limitations on Pension Plan benefits, the Supplemental Pension shall be increased by the amount of such adjustment for the time the limitations are in effect.

          (d) Upon Involuntary Termination Prior to a Change in Control.  The
              ---------------------------------------------------------
Supplemental Pension payable to a Participant who suffers an Involuntary Termination prior to a Change in Control shall be determined in accordance with paragraph (a) above, but, except as otherwise provided in the Participant's Participation Agreement, for purposes of subparagraph (a)(i) shall be based upon his Compensation and years of vesting service under the Pension Plan as of the date of his Involuntary Termination.

     Section 5.3.  Form of Payment of Supplemental Pension:
                   ---------------------------------------
          (a) Married Participants.  Except as otherwise provided in the
              --------------------
Participant's Participation Agreement, if a Participant is married when his Supplemental Pension commences, it shall be paid in the form of a joint and 50% survivor annuity, with the Participant's spouse on the date payment commences as the joint annuitant.

          (b) Unmarried Participants.  Except as otherwise provided in the
              ----------------------
Participant's Participation Agreement, if a Participant is not married when his Supplemental Pension commences, it shall be paid in the form of a ten year certain and life annuity payable to the Participant or the Participant's named beneficiary.

     Section 5.4.  Commencement of Supplemental Pension:
                   ------------------------------------

          (a) Upon Retirement.  The Supplemental Pension of a Participant who
              ---------------
Retires shall commence at the time he begins receiving retirement benefits from the Pension Plan.

          (b) Upon Involuntary Termination Prior to a Change in Control.  The
              ---------------------------------------------------------
Supplemental Pension of a Participant who suffers an Involuntary Termination prior to a Change in Control shall commence (i) prior to January 1, 1999, at the time he begins receiving retirement benefits from the Pension Plan, and (ii) from and after January 1, 1999, at such time as elected by the Participant on or after he attains age 55.

     Section 5.5.  Supplemental Pensions After a Change in Control:
                   -----------------------------------------------

          (a) Eligibility For Supplemental Pension. Notwithstanding anything to
              ------------------------------------
the contrary in this Plan, a Participant shall be entitled to a Supplemental Pension, regardless of whether he has been an Eligible Employee for at least two years or is vested in his retirement benefits under the Pension Plan, if following a Change in Control of the Employer which occurs at a time when he is an Eligible Employee, either (i) or (ii) occurs:

               (i) The Participant's employment is terminated

                   (A)  on account of disability;

                   (B) if the Change in Control occurred prior to November 13, 1996, either (I) voluntarily, or (II) involuntarily by the Employer for any reason other than for Cause; or

                   (C) if the Change in Control occurred on or after November 13, 1996, involuntarily by the Employer for any reason other than for Cause.

               (ii) The Participant's participation in the Plan is terminated by the Employer for any reason other than for Cause prior to his termination of employment with the Employer.

In the case of any employee of the Employer who becomes an Eligible Employee on or after May 14, 1997, other than any such employee who becomes an Eligible Employee in accordance with the Agreement and Plan of Reorganization, dated as of July 19, 1996, between the Employer and United Cities Gas Company, in order for the provisions of this Section 5.5 to apply, the involuntary termination of employment referred to in subparagraph (i)(C) above or the termination of participation referred to in subparagraph (ii) above must occur within three (3) years after the Change in Control.

     From and after May 14, 1997, for purposes of this Section 5.5, if a Participant's employment is involuntarily terminated by the Employer for any reason other than for Cause, or his participation in the Plan is terminated by the Employer for any reason other than for Cause, prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination either (A) was at the request or direction of a person who has entered into an agreement with the Employer, the consummation of which would constitute a Change in Control, or (B) was otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs), then such

Participant's termination of employment or participation shall be deemed to have followed a Change in Control of the Employer, and such Participant shall be one who is described in this paragraph (a).

          (b)  Amount of Supplemental Pension.  The Supplemental Pension payable
               ------------------------------
to a Participant described in paragraph (a) above shall be calculated in the same manner as set forth in Section 9.1(c) for benefits payable in the event of a termination of the Plan, but based on his Compensation as of the date of his employment termination or the date his participation in the Plan is terminated, whichever is applicable.

          (c)  Commencement of Supplemental Pension.  The Supplemental Pension
               ------------------------------------
payable to a Participant described in paragraph (a) above shall commence, (i) if prior to January 1, 1999, at the time such Participant begins receiving retirement benefits from the Pension Plan, or if he is not entitled to benefits from the Pension Plan when his employment is terminated, at the time he would otherwise be entitled to begin receiving retirement benefits under the Pension Plan if he were so entitled, and (ii) from and after January 1, 1999, on the later of (A) the date his employment terminates, or (B) the date he elects payment on or after he attains age 55.


                                   ARTICLE VI
                                   ----------

                              Disability Benefits
                              -------------------

     Section 6.1.  Eligibility For Disability Benefits:  A Participant shall be
                   -----------------------------------
entitled to a Disability Benefit if he suffers a Disability prior to his Retirement.

     Section 6.2.  Amount of Disability Benefits:  The Disability Benefit
                   -----------------------------
payable to an eligible Participant shall equal (a) minus (b) as follows:

          (a) One-twelfth (1/12th) of sixty percent (60%) of the Participant's Compensation calculated as of the date of his Disability.

          (b) The total monthly amount of disability benefit payable to the Participant under the Group Long-Term Disability Plan (before any offsets) as of the date that his employment terminates due to Disability.

     Section 6.3. Payment of Disability Benefits:  A Participant's Disability
                  ------------------------------
Benefits shall commence at the same time such Participant begins receiving benefits from the Group Long-Term Disability Plan and shall continue for so long as benefits are paid under the Group Long-Term Disability Plan.

     Section 6.4. Payment of Supplemental Pension to Disabled Participants:
                  --------------------------------------------------------

          (a)     Upon Reaching Normal Retirement Age.  If a Participant who
                  -----------------------------------
has suffered a Disability reaches his normal retirement age under the Pension Plan while still receiving Disability Benefits, such Participant shall be entitled to a Supplemental Pension commencing at the time Participant begins receiving retirement benefits from the Pension Plan regardless of whether the Participant has been an Eligible Employee for at least two years. The Supplemental Pension payable to such Participant shall be in the form provided in Section 5.3 and determined in accordance with Subsection 5.2(a). Upon commencement of a Participant's Supplemental Pension under this Section 6.4(a), such Participant's Disability Benefit under Section 6.3 hereof shall cease.

          (b)     Prior to Reaching Normal Retirement Age.  Notwithstanding the
                  ---------------------------------------
provisions of paragraph (a) above, a Participant receiving a Disability Benefit may elect to receive a Supplemental Pension at any time after becoming eligible to Retire and prior to his normal retirement age under the Pension Plan. If such an election is made, the Participant's Disability Benefits shall cease and the Participant shall commence receiving a Supplemental Pension in the form provided in Section 5.3 at the same time he begins receiving retirement benefits from the Pension Plan. The Supplemental Pension payable to such Participant shall be determined in accordance with Subsections 5.2(a) and (b), and shall be determined based on the Participant's Compensation as of the date that such individual terminated employment on account of disability.

                                  ARTICLE VII
                                  -----------

                                 Death Benefits
                                 --------------

     Section 7.1.  Eligibility For Death Benefits:  A Participant shall be
                   ------------------------------
entitled to a Death Benefit if he meets the requirements of either (a) or (b) or
(c) as follows:

               (a) He dies before his employment with the Employer terminates or while receiving a Disability Benefit under this Plan.

               (b) He Retires but dies before the commencement of his Supplemental Pension.

               (c) He is entitled to a Supplemental Pension pursuant to the provisions of Subsection 5.1(b) or Subsection 5.5(a) of this Plan, but dies before the commencement of his Supplemental Pension.

     Section 7.2.  Amount of Death Benefit:
                   -----------------------

               (a) In-Service Death:  In the case of a Participant who dies as
                   ----------------
provided in Subsection 7.1(a), the Death Benefit will be the total of the following (i), (ii), and (iii):

                   (i) A lump sum payment equal to two times the Participant's Compensation minus any amount payable under the Employer's Group Basic Life Insurance Plan (the "Lump Sum Death Benefit").

                   (ii) A monthly benefit equal to one-twelfth of an amount equal to fifty percent of the Participant's Compensation at the time of his death (the "Monthly Death Benefit").

                   (iii) If the Participant leaves a child or children to whom payments are to be made under Section 7.3 hereof, a monthly benefit equal to one-twelfth of an amount equal to twenty-five percent of the Participant's Compensation at the time of his death (the "Dependent Death Benefit").

               (b) Post Retirement Death: In the case of a Participant who dies
                   ---------------------
as provided in Subsection 7.1(b), a Death Benefit will be paid in the amount and to the beneficiary that would have been applicable had the Participant's Supplemental Pension commenced in the month of his death.

          (c)   Deferred Retirement Death. In the case of a Participant who dies
                -------------------------
as provided in Subsection 7.1(c), a Death Benefit will be paid as provided in
(i) or (ii) as follows:

                (i) In the case of a Participant who dies prior to reaching age 55, to the beneficiary (determined as of the Participant's date of death) and in the amount that would have been applicable had the Participant lived to age 55, commenced his Supplemental Pension in the month immediately following the month in which he reached age 55 and died immediately after his Supplemental Pension commenced.

                (ii) In the case of a Participant who dies after reaching age 55, in the amount and to the beneficiary that would have been applicable had the Participant's Supplemental Pension commenced in the month of his death.

   Section 7.3. Form of Payment of Death Benefit:
                --------------------------------

          (a)   Lump Sum and Monthly Death Benefits:  The Lump Sum and Monthly
                -----------------------------------
Death Benefits are payable to the Participant's surviving spouse. If the Participant does not have a surviving spouse, the Lump Sum and Monthly Death Benefits are payable to the Participant's surviving children in equal shares (regardless of dependent status) or, if there are no surviving children, to the Participant's surviving parents or siblings as designated by the Participant for this purpose and in the manner specified by the Participant on a form supplied by the Employer. Payment of the Monthly Death Benefit shall be as a single life annuity if payable to Participant's surviving spouse or a 120-month term certain annuity if payable to a child, parent, or sibling.

          (b)   Dependent Death Benefit:  The Dependent Death Benefit is payable
                -----------------------
to the Participant's dependent children in equal shares until there cease to be any dependent children remaining. As each child loses his or her dependent status, the child's share of the Dependent Death Benefit shall be paid to the remaining dependent child or children in equal shares. A child of the Participant is deemed to be a dependent until the child reaches age eighteen or, if a full-time student (i.e. enrolled in twelve hours or more of courses of higher education), age 25, or until the child's death if earlier. At the discretion of the Plan Administrator, any dependent child's share of the Dependent Death Benefit may be paid to the Participant's surviving spouse or other guardian of such child if applicable and shall constitute full settlement of the Plan's obligation to such child with respect to such payment. If the Participant's surviving spouse dies while receiving the Monthly Death Benefit and while any dependent child or children of the Participant remain, then the Monthly Death Benefit shall be added to the Dependent Death Benefit and shall be payable in equal shares to the dependent children in the same manner and for the same time period as the Dependent Death Benefit.

     Section 7.4.  Commencement of Death Benefits:
                   ------------------------------

             (a) The Death Benefits payable pursuant to Subsection 7.2(a) shall be paid, with respect to the Lump Sum Death Benefit, or shall commence, with respect to the Monthly and Dependent Death Benefits, as of the first day of the month next following the Participant's death

             (b)   The Death Benefits payable pursuant to Subsections 7.2(b) and
     (c) shall commence as of the first day of the month next following the Participant's death, except in the case of the Death Benefit payable pursuant to Subsection 7.2(c)(i) which, unless earlier commencement is elected as provided below, shall commence as of the first day of the month following the month in which the Participant would have reached age 55. At the beneficiary's option, the Death Benefit payable under Subsection 7.2(c)(i) may commence on the first day of any month following the Participant's death. The earlier benefit to be paid shall be the actuarial equivalent of the benefit that would have been payable at the Participant's attainment of age 55, as determined under Subsection 7.2(c)(i). For purposes of this paragraph, an "actuarial equivalent" benefit shall be determined based upon an interest rate of 8.0% per annum and the "IRS Applicable Table" as prescribed under Internal Revenue Code Section 417(e)(3)(A)(ii)(I).

             (c) If the beneficiary entitled to receive the Death Benefits payable pursuant to Sections 7.2(b) or (c) is the Participant's surviving spouse and such spouse dies before commencement of the payment of these Death Benefits as provided in paragraph (b) above, then no Death Benefits shall be payable under Subsection 7.2(b) or (c).

                                  ARTICLE VIII
                                  ------------

                                 Administration
                                 --------------

     Section 8.1.  Plan Administration:  The Plan shall be administered by the
                   -------------------
Board of Directors. The Board of Directors may, in its sole discretion, establish a committee to carry out the day-to-day administration of the Plan and may delegate any portion of its authority and responsibilities as Plan Administrator to such committee.

     Section 8.2.  Powers of Plan Administrator:  The Plan Administrator shall
                   ----------------------------
have the discretionary power and authority to interpret and administer the Plan according to its terms, including the power to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors in the administration and application of the Plan. The Plan Administrator shall have such additional powers as may be necessary to discharge its duties and responsibilities hereunder.

     Section 8.3.  Calculation of Funding Obligations:  The Employer shall
                   ----------------------------------
calculate its funding obligations hereunder solely by using the actuarial assumptions and methodology set forth in Exhibit D hereto. In its discretion, at any time prior to a Change in Control of the Employer, the Employer may amend Exhibit D to change such actuarial assumptions and methodology, provided that such changes are communicated promptly in writing to all Participants, Retired Participants, and Beneficiaries. Upon and after a Change in Control of the Employer, the actuarial assumptions and methodology set forth in Exhibit D may be changed with respect to any Participant, Retired Participant, or Beneficiary who was a Participant, Retired Participant, or Beneficiary at the time of such Change in Control, only with the written consent of such affected Participant, Retired

Participant, or Beneficiary. For purposes of this Section 8.3 only, and notwithstanding the foregoing, no actions or events related to the merger of United Cities Gas Company ("United Cities") with and into the Employer, as contemplated by the Agreement and Plan of Reorganization, dated as of July 19, 1996, between the Employer and United Cities, including shareholder approval of the Merger or the consummation of the Merger, shall constitute a Change in Control of the Employer that requires any consent be obtained pursuant to this
Section 8.3.

     Section 8.4.  Annual Statements:  As soon as practicable after the end of
                   -----------------
each Plan Year, the Employer shall deliver to each Participant, Retired Participant, and Beneficiary a statement containing (i) the present value of the Employer's future benefit obligations to the Participant, Retired Participant, or Beneficiary; (ii) the actuarial assumptions used to calculate the present value of the Employer's future benefit obligations hereunder; and (iii) the current value of the assets, if any, held in a trust or other funding arrangement for the benefit of the Participant, Retired Participant, or Beneficiary.

                                   ARTICLE IX
                                   ----------

                            Miscellaneous Provisions
                            ------------------------

     Section 9.1.  Amendment or Termination of the Plan:
                   ------------------------------------

              (a)  In General. Subject to the remaining provisions of this
                   ----------
Section 9.1, the Board of Directors may by resolution, in its absolute discretion, from time to time, amend, suspend, or terminate any or all of the provisions of the Plan; provided, however, that no amendment, suspension, or termination may apply so as to decrease the payment to any Participant or beneficiary of any benefit under the Plan that he accrued prior to the effective date of such amendment, suspension, or termination unless the Participant has engaged in dishonest or competitive activities as described in
Section 9.5 hereof.

          (b) Amendment That Decreases Benefits.  If the Board of Directors
              ---------------------------------
amends the Plan and such amendment results in a decrease in the Supplemental Pension, Death Benefit or Disability Benefit that otherwise would be paid under this Plan but for the amendment, except as provided in subparagraphs (iii) and
(iv) below, the Participant's Supplemental Pension, Death Benefit or Disability Benefit shall equal the sum of (i) and (ii) as follows:

              (i) The amount derived by multiplying the Participant's benefit calculated pursuant to the terms of the Plan in effect immediately prior to the amendment and based upon the Participant's Compensation used to calculate the appropriate benefit by the following fraction:
          The numerator is the number of years of vesting service the Participant has under the Pension Plan prior to the effective date of the amendment, and the denominator is the total number of years of vesting service the Participant has under the Pension Plan; however, neither the numerator nor the denominator shall exceed 10.

              (ii) The amount derived by multiplying the Participant's benefit as calculated pursuant to the terms of the Plan as amended based upon the Participant's Compensation used to calculate the appropriate benefit by the following fraction: The numerator is the number of years that the Participant participated in the Pension Plan after the effective date of the amendment (but this number when added to the numerator of the fraction in subparagraph (i) above, shall not exceed
          10) and the denominator is the total number of years of vesting service the Participant has under the Pension Plan (but this number shall not exceed 10).

               (iii) Notwithstanding the foregoing provisions of this paragraph
          (b), if the Plan is so amended before a Participant has five years of vesting service under the Pension Plan, the Participant's Supplemental Pension, Death Benefit or Disability Benefit shall be calculated solely in accordance with the terms of the Plan as amended.

               (iv)  Notwithstanding the foregoing provisions of this paragraph
          (b), if any such amendment occurs upon or after a Change in Control, the Participant's Supplemental Pension shall at least equal the benefits which would be paid under paragraph (c) below if there was a termination of the Plan at the time of such amendment.

     Notwithstanding the foregoing provisions of this paragraph (b), the Amendment and Restatement of the Plan effective May 14, 1997 shall not for any purposes be treated as resulting in a decrease in the Supplemental Pension, Death Benefit or Disability Benefit otherwise payable under this Plan.

          (c)  Termination of the Plan.
               -----------------------

               (i) If the Board of Directors terminates all or any portion of the Plan and such termination adversely affects a Participant's Supplemental Pension, such Participant shall be entitled to receive a Supplemental Pension whether or not such Participant has been an Eligible Employee for at least two years or has five years of vesting service under the Pension Plan at the time of such Plan termination.

                    (A) It shall be based upon the Participant's Compensation as of the date of the termination of the Plan;

                    (B) If payment of the Supplemental Pension begins before the
               Participant has ten years of vesting service in the Pension Plan, the reduction referred to in Section 5.2(a)(i) shall not apply;

                    (C) If payment of the Supplemental Pension begins before the
               Participant attains age 62, the reductions referred to in Section 5.2(b) shall not apply; and

                    (D) If the Participant is not otherwise vested under the
               Pension Plan, the calculation made under Subsection 5.2(a)(ii) above shall be made as if he were so vested.

     The Supplemental Pension determined under this paragraph (c) shall commence
     (i) prior to January 1, 1999, at the time the Participant begins receiving retirement benefits from the Pension Plan, or if he is not entitled to benefits from the Pension Plan when his employment is terminated, at the time he would otherwise be entitled to begin receiving retirement benefits under the Pension Plan if he were so entitled, and (ii) if on or after January 1, 1999, on the later of (A) the date his employment terminates, or
     (B) the date he elects payment on or after he attains age 55.

               (ii) If the Board of Directors terminates all or any portion of the Plan and such termination adversely affects the Disability Benefits or Death

          Benefits described in the Plan, a Participant shall continue to be entitled to the Disability Benefits or Death Benefits described in the Plan if he thereafter dies or suffers a Disability. Any such Death Benefit or Disability Benefit, however, shall be calculated as of the date of termination of such benefit or the Plan as if such date of termination was the date the Participant died or suffered a Disability. Payment of any such Death Benefit or Disability Benefit shall be made in accordance with the terms of the Plan as in effect immediately prior to the date of termination of such benefit or the Plan.

     Section 9.2.  Nonguarantee of Employment:  Nothing contained in this Plan
                   --------------------------
shall be construed as a contract of employment between the Employer and any employee, as a right of any employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its employees, with or without Cause.

     Section 9.3.  Nonalienation of Benefits:  To the extent permitted by law,
                   -------------------------
benefits payable under this Plan shall not, without the Plan Administrator's consent, be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary. Any unauthorized attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to benefits payable hereunder shall be void. No part of the assets of the Employer shall be subject to seizure by legal process resulting from any attempt by creditors of or claimants against any Participant or beneficiary or any person claiming under or through the foregoing to attach his interest under the Plan.

     Section 9.4.  Liability:  No director, officer, or employee of the Employer
                   ---------
shall be liable for any act or action, whether of commission or omission, taken by any other director, officer, employee, or agent of the Employer under the terms of the Plan or, except in circumstances involving his bad faith, for anything done or omitted to be done by him under the terms of the Plan.

     Section 9.5.  Noncompetition Agreement:  All Participants in the Plan shall
                   ------------------------
have entered into Noncompetition Agreements in the form attached hereto as Exhibit B as a condition to their participation in the Plan. Notwithstanding any other provisions of this Plan to the contrary, no benefits shall be payable under the Plan, and payment of benefits will cease, if a Participant is in breach of such agreement at any time during the term of such agreement.

     Section 9.6.  Participation Agreement:  Each Participant shall enter into a
                   -----------------------
Participation Agreement as a condition to his participation in the Plan. Such Participation Agreement shall constitute a separate and enforceable agreement between the Employer and the Participant regarding the Participant's rights in the Plan.

     Section 9.7.  Successors to the Employer:  Any successor to the Employer
                   --------------------------
hereunder, which successor continues or acquires any of the business of the Employer, shall be bound by the terms of this Plan in the same manner and to the same extent as the Employer.

     IN WITNESS WHEREOF, and as conclusive evidence of its adoption of this Amended and Restated Supplemental Executive Benefits Plan, the Employer has caused this Plan to be duly executed effective as of the 12th day of August, 1998.


                              ATMOS ENERGY CORPORATION



                              By:  /s/ Robert W. Best
                                   ----------------------------------
                                   Robert W. Best,
                                   Chairman of the Board, President and
                                   Chief Executive Officer

                                   EXHIBIT A

                           MINIMUM BENEFIT SCHEDULE


     One twelfth (1/12th) of the Annual Amount set forth below for a Participant is the minimum total monthly pension amount payable from this Plan and the Pension Plan to the Participant so long as payment commences no earlier than the specified Earliest Commencement Age. Earlier commencement will result in reduction under Section 5.2 of this Plan, except in the case of Mr. Vaughan, whose benefits under this Plan (including the minimum Annual Amount stated below) are payable upon his retirement at any time after he has reached age fifty-five (55).

--------------------------------------------------------------------------------
   Participant Name            Annual Amount             Earliest Commencement
                                                                 Age
--------------------------------------------------------------------------------
E. G. Carter                     $ 84,503                        62
--------------------------------------------------------------------------------
J. A. Enloe                        76,924                        62
--------------------------------------------------------------------------------
N. V. Fariss                       84,060                        62
--------------------------------------------------------------------------------
D. E. James                       104,668                        62
--------------------------------------------------------------------------------
W. P. McKee, Jr.                   79,851                        62
--------------------------------------------------------------------------------
H. E. Neel                        100,259                        62
--------------------------------------------------------------------------------
J. F. Purser                      124,625                        62
--------------------------------------------------------------------------------
C. G. Shaffer                      69,499                        62
-------------------------------------------------------------------------------
R. F. Stephens                    143,028                        62
-------------------------------------------------------------------------------
C. K. Vaughan                     277,103                        55
-------------------------------------------------------------------------------

                                   EXHIBIT B

                           NONCOMPETITION AGREEMENT


     THIS NONCOMPETITION AGREEMENT is entered into as of the___________ day of ______________, 199___, by and between ATMOS ENERGY CORPORATION, a Texas corporation (the "Employer"), and ____________________________________________
("Participant").

                             W I T N E S S E T H:

     WHEREAS, the Employer has adopted the Atmos Energy Corporation Supplemental Executive Benefits Plan (the "Plan"), pursuant to which certain executive or management employees of the Employer are eligible to receive supplemental retirement, disability, and death benefits; and

     WHEREAS, in accordance with the requirements of the Plan and as an inducement to the Employer to allow Participant's participation in the Plan, Participant has agreed to execute and enter into this Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Participant agrees that, during the term of this Agreement, Participant shall not (a) participate, directly or indirectly, as an employee, agent, representative, officer, director, stockholder, partner, joint venturer, or otherwise or (b) have any direct or indirect financial interest in any form in any business that sells or offers for sale, directly or indirectly, any products or services that are competitive with the products or services sold or offered for sale by the Employer in any geographic location in which the Employer shall be doing business during such period of time as Participant is a participant in the Plan; provided, however, that the ownership by Participant of any stock listed on a national securities exchange of any corporation conducting a competing business shall not be deemed a violation of this Agreement if the aggregate amount of such stock owned by Participant does not exceed one percent (1%) of the total outstanding stock of such corporation.

     2. In the event of a breach or threatened breach of the provisions of this Agreement by Participant, the Employer shall be entitled (as an absolute right and without the necessity of proving irreparable injury or damages and in addition to any other remedies available under the Plan or otherwise) to an injunction restraining Participant from such violation.

     3. If any provision of this Agreement shall, for any reason, be adjudged by any court of competent jurisdiction to be invalid or unenforceable, such judgment shall not affect, impair, or invalidate the remainder of this Agreement but shall be confined in its operation to the provisions of this Agreement directly involved in the controversy in which such judgment shall have been rendered. To the extent that the provisions of this Agreement are adjudged to be invalid or unenforceable, this Agreement shall be construed and (in the absence of such construction) reformed so as to allow the maximum benefit of the provisions of this Agreement permitted by law. If, however, this Agreement shall for any reason be held by a court of competent jurisdiction to be excessively broad as to time, duration, geographical scope, activity, or subject matter, it shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable laws as they shall then appear.

     4. This Agreement shall become effective as of the commencement of Supplemental Pension or Disability Benefits from the Plan and shall terminate upon the earliest to occur of (i) five (5) years from the date Participant begins receiving Supplemental Pension or Disability Benefits from the Plan, (ii) the attainment of age 67 by Participant, or (iii) Participant's death.

     5. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties hereto have executed this Noncompetition Agreement as of the date first written above.



PARTICIPANT                             ATMOS ENERGY CORPORATION


                                        By:
---------------------------------          -------------------------------------

                                  EXHIBIT C-1

                            PARTICIPATION AGREEMENT

     THIS PARTICIPATION AGREEMENT is entered into as of the _________ day of _______________, 19____ by and between ATMOS ENERGY CORPORATION, a Texas corporation (the "Employer"), and __________________________________________
("Participant").

                             W I T N E S S E T H:

     WHEREAS, the Employer adopted and has been maintaining the Atmos Energy Corporation Supplemental Executive Benefits Plan (the "Plan"), pursuant to which certain executive or management employees of the Employer may receive supplemental retirement, disability, and death benefits; and

     WHEREAS, Participant has been a participant in the Plan; and

     WHEREAS, effective as of May 14, 1997 (the "Effective Date"), the Employer amended and restated the Plan; and

     WHEREAS, the parties desire to enter into a new participation agreement in order for Participant to continue participation in the amended and restated Plan; and

     WHEREAS, in accordance with Section 9.6 of the Plan, the Employer and Participant have agreed to execute and enter into this Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Agreement. The Employer hereby agrees to provide to Participant the benefits described in the Plan pursuant to the terms and conditions set forth in the Plan and in this Agreement.

     2. Amendment or Termination of the Plan; Termination of Employment or Participation Without Cause. The Employer hereby agrees that, if

          (i) the Employer amends or terminates the Plan after May 14, 1997 in such a manner that results in a decrease in the amount of the benefits to be paid under the Plan to Participant, or

          (ii) Participant's employment is terminated voluntarily or involuntarily by the Employer for any reason other than for Cause (as defined in Subparagraph 2(e) below), or

          (iii) Participant's participation in the Plan is terminated by the Employer for any reason other than for Cause prior to the Participant's termination of employment with the Employer,

Participant shall have the right to, and the Employer agrees to pay to Participant, any benefits accrued prior to the effective date of such amendment or termination of the Plan or of such termination of Participant's employment with the Employer or participation in the Plan. The amount of benefits that shall be paid under this Paragraph 2 shall be calculated as follows:

          (a) In the event the Employer amends the Plan after May 14, 1997 and such amendment results in a decrease in the amount of the Supplemental Pension, Disability Pension, or Death Benefit that would be paid under the Plan but for the amendment thereof, the amount of Participant's benefit shall be the sum of:

                 (i) Participant's benefit as calculated pursuant to the terms of the Plan in effect immediately prior to the amendment thereof, based upon Participant's Compensation as of the date of his retirement, disability, or death, multiplied by a fraction, the numerator of which shall be the number of years of vesting service by Participant in the Pension Plan prior to the effective date of the amendment (which number shall not be less than 5 nor greater than 10) and the denominator of which shall be the total number of years of vesting service by Participant in the Pension Plan (which number, for purposes of calculating Participant's Supplemental Pension, shall not be greater than 10); plus

                 (ii) Participant's benefit as calculated pursuant to the terms of the Plan as amended, based upon Participant's Compensation as of the date of his retirement, disability, or death, multiplied by a fraction, the numerator of which shall be the number of years that Participant participated in the Pension Plan after the effective date of the amendment (which number, for purposes of calculating Participant's Supplemental Pension, when added to the numerator of the fraction in clause (i) above, may not exceed 10) and the denominator of which shall be the total number of years of vesting service by Participant in the Pension Plan (which number for purposes of calculating Participant's Supplemental Pension, shall not be greater than 10);

     provided, however, that if the Plan is so amended prior to Participant's fifth year of vesting service in the Pension Plan, Participant's Supplemental

     Pension payable hereunder shall be calculated solely in accordance with the terms of the Plan as amended; provided, further, that, Participant's Supplemental Pension must at least equal the benefits which would be paid under Section 9.1(c) of the Plan if there was a termination of the Plan at the time of such amendment.

          (b) In the event the Employer terminates the Plan or any portion thereof after May 14, 1997 and such termination affects the Disability Pension or Death Benefit described in the Plan, Participant's Disability Pension and Death Benefit shall be calculated as of the date of termination of such benefit as though the date of such termination was the date that Participant became disabled or died. Such Disability Pension and Death Benefit shall become payable, however, only upon Participant's disability or death occurring in accordance with the terms of the Plan or any portion thereof in effect immediately prior to the date of its termination.

          (c) In the event the Employer terminates the Plan or any portion thereof after May 14, 1997 and such termination affects the Supplemental Pension described in the Plan, Participant's Supplemental Pension shall be the amount determined in accordance with Section 5.2 of the Plan except that

                 (i) It shall be based upon the Participant's Compensation as of the date of the termination of the Plan;

                 (ii) If payment of the Supplemental Pension begins before the Participant has ten years of vesting service in the Pension Plan, the reduction referred to in Section 5.2(a)(i) of the Plan shall not apply;

                 (iii) If payment of the Supplemental Pension begins before the Participant attains age 62, the reductions referred to in Section 5.2(b) of the Plan shall not apply; and

                 (iv) If the Participant is not otherwise vested under the Pension Plan, the calculation made under Subsection 5.2(a)(ii) of the Plan shall be made as if he were so vested.

          (d) If Participant's employment with the Employer is terminated voluntarily or involuntarily by the Employer for any reason other than for Cause (as defined in Subparagraph 2(e) below) or if Participant's participation in the Plan is terminated by the Employer for any reason other than for Cause, Participant shall be entitled to receive a Supplemental

     Pension at such time as he becomes entitled to receive a benefit under the Pension Plan. Such Supplemental Pension shall be calculated in the same manner as set forth in Subparagraph 2(c) above for benefits payable in the event of a termination of the Plan.

          (e) As used in this Agreement, "Cause" for termination of employment shall mean termination upon

                 (i) the willful and continued failure by Participant to substantially perform his duties with the Employer (other than any such failure resulting from Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Participant by the Employer that specifically identifies the manner in which the Employer believes that Participant has not substantially performed his duties, or

                 (ii) Participant's willful engagement in conduct that is demonstrably and materially injurious to the Employer, monetarily or otherwise.

     For purposes of this Subparagraph, no act, or failure to act, on Participant's part shall be deemed "willful" unless done, or omitted to be done, by Participant not in good faith and without a reasonable belief that the action or omission was in the best interests of the Employer. Notwithstanding the foregoing, Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board of Directors of the Employer at a meeting of such Board of Directors called and held for such purpose (after reasonable notice to Participant and an opportunity for Participant, together with Participant's counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the Board of Directors that Participant was guilty of conduct set forth above in clauses (i) or (ii) of this Subparagraph 2(e) and specifying the particulars thereof in detail.

     3. Limitations. Participant agrees that nothing in this Agreement or the Plan shall entitle him, or be deemed to entitle him, to receive a Supplemental Pension under the Plan if

          (i) he has not met the requirements for a Supplemental Pension as set forth in the Plan, or

          (ii) his employment with the Employer or participation in the Plan is terminated for Cause (as defined in Subparagraph 2(e) above).

     4. Amendment. No amendment or termination of the Plan by the Employer shall constitute an amendment or termination of this Agreement. This Agreement may be amended or modified only by the written agreement of the parties hereto, and will terminate only upon the occurrence of the earlier of the following events: (i) the execution of a written agreement to terminate this Agreement signed by all of the parties hereto, (ii) the satisfaction of all of the Employer's obligations to Participant under the Plan and this Agreement, (iii) the termination for Cause of Participant's employment with the Employer or participation in the Plan, or (iv) the breach by Participant of any of the terms or provisions of the Noncompetition Agreement executed by Participant in accordance with the Plan.

     5.   Funding.

          (a) Not later than the time the Participant Retires or becomes eligible to receive an unreduced Supplemental Pension under the Plan, whichever occurs first, the Employer shall contribute to a trust or other funding arrangement an amount necessary to fund 100% of the then-present value of the Participant's accrued Supplemental Pension. Notwithstanding the foregoing, immediately upon a Change in Control, the Employer shall contribute to a trust or other funding arrangement an amount necessary to fund 100% of the then-present value of all Supplemental Pension benefits (vested and unvested) payable under this Agreement and/or the Plan to the Participant, regardless of whether the Participant is then eligible to Retire. The amount required to be funded by this Paragraph 5 shall be calculated in accordance with Paragraph 6 hereof. The Employer shall review the funding status of the trust or other funding arrangement established under this Paragraph 5 on an annual basis and shall make contributions thereto as may be required to maintain the value of the assets thereof at no less than 100% of the then-present value of all such Supplemental Pension benefits.

          (b)    (i)    As used in this Paragraph 5 and Paragraph 6, except as
          provided herein, a "Change in Control" of the Employer shall be deemed to have occurred if:

                        (A) Any "Person" (as defined in subparagraph (ii) below), other than (1) the Employer or any of its subsidiaries,
                 (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Employer or any of its Affiliates,
                 (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Employer in substantially the same proportions as their ownership of stock of the Employer, is or becomes the "beneficial owner" (as defined in subparagraph (ii) below), directly or indirectly, of securities of the Employer (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 33-1/3% or more of the combined voting power of the Employer's then outstanding securities, or 33-1/3% or more of the then outstanding common stock of the Employer, excluding any Person who becomes such a beneficial owner in connection with a transaction described in subparagraph (C)(1) below.

                        (B) During any period of two consecutive years (the "Period"), individuals who at the beginning of the Period constitute the Board of Directors of the Employer and any "new director" (as defined in subparagraph (ii) below) cease for any reason to constitute a majority of the Board of Directors.

                        (C) There is consummated a merger or consolidation of the Employer or any direct or indirect subsidiary of the Employer with any other corporation, except if:

                             (1) the merger or consolidation would result in the voting securities of the Employer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the voting securities of the Employer or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

                             (2) the merger or consolidation is effected to implement a recapitalization of the Employer (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Employer (not including in the securities beneficially owned by such Person any securities acquired directly from the Employer or its Affiliates other than in connection with the acquisition by the Employer or its Affiliates of a business) representing 60% or more of the combined voting power of the Employer's then outstanding securities;

                        (D) The shareholders of the Employer approve a plan of complete liquidation or dissolution of the Employer or an agreement for the sale or disposition by the Employer of all or substantially all the Employer's assets, other than a sale or disposition by the Employer of all or substantially all of the Employer's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the stockholders of the Employer in substantially the same proportions as their ownership of the Employer immediately prior to such sale.

          Notwithstanding the foregoing provisions of this subparagraph (b)(i), no actions or events related to the merger of United Cities Gas Company ("United Cities") with and into the Employer, as contemplated by the Agreement and Plan of Reorganization, dated as of July 19, 1996, between the Employer and United Cities (the "Merger"), including the consummation of the Merger, shall constitute a Change in Control of the Employer for purposes of this Agreement.

                 (ii)   For purposes of subparagraph (i) above,

                        (A) "Person" shall have the meaning given in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") as modified and used in Sections 13(d) and 14(d) of the Exchange Act.

                        (B) "Beneficial owner" shall have the meaning provided in Rule 13d-3 under the Exchange Act.

                        (C) "New director" shall mean an individual whose election by the Employer's Board of Directors or nomination for election by the Employer's shareholders was approved by a vote of at least 2/3's of the directors then still in office who either were directors at the beginning of the Period or whose election or nomination for election was previously so approved or recommended. However, "new director" shall not include a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of the Company.

                        (D) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

     6. Calculation of Funding Obligations. The Employer shall calculate its funding obligations under this Agreement and the Plan solely by using the actuarial assumptions and methodology set forth in Exhibit D to the Plan. Upon and after a Change in Control of the Employer, the actuarial assumptions and methodology set forth in Exhibit D may be changed with respect to the Participant or, if applicable, his Beneficiary, only with the Participant's, or, if applicable, his Beneficiary's, written consent.

     7. Annual Statements: As soon as practicable after the end of each Plan Year, the Employer shall deliver to the Participant or, if applicable, his Beneficiary, a statement containing (i) the present value of the Employer's future benefit obligations to the Participant, or, if applicable, his Beneficiary; (ii) the actuarial assumptions used to calculate the present value of the Employer's future benefit obligations under the Plan; and (iii) the current value of the assets, if any, held in any trust or other funding arrangement for the benefit of the Participant, or, if applicable, his Beneficiary.

     8. No Guarantee of Employment. Nothing contained in this Agreement shall be construed as a contract of employment between the Employer and Participant, or as a right of Participant to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge Participant with or without cause.

     9. Legal Fees and Expenses. The Employer agrees to pay any and all legal fees and expenses incurred by Participant in seeking to obtain or enforce any right or benefit provided by this Agreement.

     10. Capitalized Terms. Each capitalized term used in this Agreement that is not otherwise defined herein shall have the same meaning attributed to it in the Plan.

     11. Agreement Binding on Successors to the Employer. Any successor to the Employer hereunder, which successor continues or acquires any of the business of the Employer, shall be bound by the terms of this Agreement in the same manner and to the same extent as the Employer.

     12. Prior Agreements Superseded. The terms of this Agreement supersede the terms of all prior Participation Agreements between Participant and the Employer.

     13. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties hereto have executed this Participation Agreement as of the date first written above.

PARTICIPANT:                      ATMOS ENERGY CORPORATION:



                                  By:
------------------------------       -------------------------------------------

                                  EXHIBIT C-2

                            PARTICIPATION AGREEMENT

     THIS PARTICIPATION AGREEMENT is entered into as of the ____ day of _____________, 19____ by and between ATMOS ENERGY CORPORATION, a Texas corporation (the "Employer"), and _____________________________________
("Participant").

                             W I T N E S S E T H:

     WHEREAS, the Employer has adopted the Atmos Energy Corporation Supplemental Executive Benefits Plan (the "Plan"), pursuant to which certain executive or management employees of the Employer may receive supplemental retirement, disability, and death benefits; and

     WHEREAS, in accordance with Section 9.6 of the Plan, the Employer and Participant have agreed to execute and enter into this Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Agreement. The Employer hereby agrees to provide to Participant the benefits described in the Plan pursuant to the terms and conditions set forth in the Plan and in this Agreement.

     2. Amendment or Termination of the Plan; Termination of Employment or Participation Without Cause. The Employer hereby agrees that, if

          (i) the Employer amends or terminates the Plan in such a manner that results in a decrease in the amount of the benefits to be paid under the Plan to Participant, or

          (ii) Participant's employment is terminated involuntarily by the Employer for any reason other than for Cause (as defined in Subparagraph 2(e) below), or

          (iii) Participant's participation in the Plan is terminated by the Employer for any reason other than for Cause prior to the Participant's termination of employment with the Employer,

Participant shall have the right to, and the Employer agrees to pay to Participant, any benefits accrued prior to the effective date of such amendment or termination of the Plan or of such termination of Participant's employment with the Employer or participation in the Plan. The amount of benefits that shall be paid under this Paragraph 2 shall be calculated as follows:

          (a) In the event the Employer amends the Plan and such amendment results in a decrease in the amount of the Supplemental Pension, Disability Pension, or Death Benefit that would be paid under the Plan but for the amendment thereof, the amount of Participant's benefit shall be the sum of:

                 (i) Participant's benefit as calculated pursuant to the terms of the Plan in effect immediately prior to the amendment thereof, based upon Participant's Compensation as of the date of his retirement, disability, or death, multiplied by a fraction, the numerator of which shall be the number of years of vesting service by Participant in the Pension Plan prior to the effective date of the amendment (which number shall not be less than 5 nor greater than 10) and the denominator of which shall be the total number of years of vesting service by Participant in the Pension Plan (which number, for purposes of calculating Participant's Supplemental Pension, shall not be greater than 10); plus

                 (ii) Participant's benefit as calculated pursuant to the terms of the Plan as amended, based upon Participant's Compensation as of the date of his retirement, disability, or death, multiplied by a fraction, the numerator of which shall be the number of years that Participant participated in the Pension Plan after the effective date of the amendment (which number, for purposes of calculating Participant's Supplemental Pension, when added to the numerator of the fraction in clause (i) above, may not exceed 10) and the denominator of which shall be the total number of years of vesting service by Participant in the Pension Plan (which number for purposes of calculating Participant's Supplemental Pension, shall not be greater than 10);

     provided, however, that if the Plan is so amended prior to Participant's fifth year of vesting service in the Pension Plan, Participant's Supplemental Pension payable hereunder shall be calculated solely in accordance with the terms of the Plan as amended; provided, further, that, if such amendment occurs upon or after a "Change in Control" (as defined in Subparagraph 3(b) below), Participant's Supplemental Pension must be at least equal the benefits which would be paid under Section 9.1(c) of the Plan if there was a termination of the Plan at the time of such amendment.

          (b) In the event the Employer terminates the Plan or any portion thereof and such termination affects the Disability Pension or Death Benefit described in the Plan, Participant's Disability Pension and Death Benefit shall be calculated as of the date of termination of such benefit as though the date of such termination was the date that Participant became disabled or died. Such Disability Pension and Death Benefit shall become payable, however, only upon Participant's disability or death occurring in accordance with the terms of the Plan or any portion thereof in effect immediately prior to the date of its termination.

          (c) In the event the Employer terminates the Plan or any portion thereof and such termination affects the Supplemental Pension described in the Plan, Participant's Supplemental Pension shall be the amount determined in accordance with Section 5.2 of the Plan except that

                 (i) It shall be based upon the Participant's Compensation as of the date of the termination of the Plan;

                 (ii) If payment of the Supplemental Pension begins before the Participant has ten years of vesting service in the Pension Plan, the reduction referred to in Section 5.2(a)(i) of the Plan shall not apply;

                 (iii) If payment of the Supplemental Pension begins before the Participant attains age 62, the reductions referred to in Section 5.2(b) of the Plan shall not apply; and

                 (iv) If the Participant is not otherwise vested under the Pension Plan, the calculation made under Subsection 5.2(a)(ii) of the Plan shall be made as if he were so vested.

          (d) If, at any time prior to a "Change in Control" (as defined in Subparagraph 3(b) hereof), Participant's employment with the Employer is terminated involuntarily by the Employer for any reason other than for Cause (as defined in Subparagraph 2(e) below) or if Participant's participation in the Plan is terminated by the Employer for any reason other than for Cause, Participant shall nevertheless be entitled to the benefits payable under the Plan that have accrued prior to the termination of Participant's employment or Plan participation, the amount of such benefits to be calculated in the manner set forth in Section 5.2 of the Plan; provided, however, that Participant's right to a Supplemental Pension shall vest only if Participant has been an Eligible Employee for at least two years and has at least five years of vesting service under the Pension Plan as of the date of such termination.

          (e) As used in this Agreement, "Cause" for termination of employment shall mean termination upon

                 (i) the willful and continued failure by Participant to substantially perform his duties with the Employer (other than any such failure resulting from Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Participant by the Employer that specifically identifies the manner in which the Employer believes that Participant has not substantially performed his duties, or

                 (ii) Participant's willful engagement in conduct that is demonstrably and materially injurious to the Employer, monetarily or otherwise.

     For purposes of this Subparagraph, no act, or failure to act, on Participant's part shall be deemed "willful" unless done, or omitted to be done, by Participant not in good faith and without a reasonable belief that the action or omission was in the best interests of the Employer. Notwithstanding the foregoing, Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board of Directors of the Employer at a meeting of such Board of Directors called and held for such purpose (after reasonable notice to Participant and an opportunity for Participant, together with Participant's counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the Board of Directors that Participant was guilty of conduct set forth above in clauses (i) or (ii) of this Subparagraph 2(e) and specifying the particulars thereof in detail.

     3.   Change in Control.

          (a) Notwithstanding anything expressly or impliedly to the contrary contained in this Agreement or the Plan, if, [TO BE INSERTED WHERE
     APPROPRIATE: AT ANY TIME DURING THE THREE (3)-YEAR PERIOD IMMEDIATELY] following a Change in Control of the Employer, Participant's employment is involuntarily terminated by the Employer, or he is demoted or reassigned to a position that causes him to cease to be an Eligible Employee, for any reason other than for Cause (as defined in Subparagraph 2(e) above), Participant shall nevertheless be entitled to receive a Supplemental Pension at such time as he becomes entitled to receive a benefit under the Pension Plan regardless of whether Participant has been an Eligible Employee for at least two years or has five years of vesting service under the Pension Plan at the time of such termination, demotion, or reassignment. If a

     Participant's employment is involuntarily terminated by the Employer for any reason other than for Cause, or his participation in the Plan is terminated by the Employer for any reason other than for Cause, prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination either (A) was at the request or direction of a person who has entered into an agreement with the Employer, the consummation of which would constitute a Change in Control, or (B) was otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs), then such Participant's termination of employment or participation shall be deemed to have followed a Change in Control of the Employer. Such Supplemental Pension shall be calculated in the same manner as set forth in Subparagraph 2(c) above for benefits payable in the event of a termination of the Plan.

          (b)    (i)    As used in this Agreement, except as provided herein, a
          "Change in Control" of the Employer shall be deemed to have occurred if:

                        (A) Any "Person" (as defined in subparagraph (ii) below), other than (1) the Employer or any of its subsidiaries,
                 (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Employer or any of its Affiliates,
                 (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Employer in substantially the same proportions as their ownership of stock of the Employer, is or becomes the "beneficial owner" (as defined in subparagraph (ii) below), directly or indirectly, of securities of the Employer (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 33-1/3% or more of the combined voting power of the Employer's then outstanding securities, or 33-1/3% or more of the then outstanding common stock of the Employer, excluding any Person who becomes such a beneficial owner in connection with a transaction described in subparagraph (C)(1) below.

                        (B) During any period of two consecutive years (the "Period"), individuals who at the beginning of the Period constitute the Board of Directors of the Employer and any "new director" (as defined in subparagraph (ii) below) cease for any reason to constitute a majority of the Board of Directors.

                        (C) There is consummated a merger or consolidation of the Employer or any direct or indirect subsidiary of the Employer with any other corporation, except if:

                             (1) the merger or consolidation would result in the voting securities of the Employer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the voting securities of the Employer or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

                             (2) the merger or consolidation is effected to implement a recapitalization of the Employer (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Employer (not including in the securities beneficially owned by such Person any securities acquired directly from the Employer or its Affiliates other than in connection with the acquisition by the Employer or its Affiliates of a business) representing 60% or more of the combined voting power of the Employer's then outstanding securities;

                        (D) The shareholders of the Employer approve a plan of
                 complete liquidation or dissolution of the Employer or an agreement for the sale or disposition by the Employer of all or substantially all the Employer's assets, other than a sale or disposition by the Employer of all or substantially all of the Employer's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the stockholders of the Employer in substantially the same proportions as their ownership of the Employer immediately prior to such sale.

          [CAN BE DROPPED FOR ANY PERSON WHO BECOMES AN ELIGIBLE EMPLOYEE FOLLOWING CONSUMMATION OF THE UNITED CITIES MERGER: NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SUBPARAGRAPH (B)(I), NO ACTIONS OR EVENTS RELATED TO THE MERGER OF UNITED CITIES GAS COMPANY ("UNITED CITIES") WITH AND INTO THE EMPLOYER, AS

          CONTEMPLATED BY THE AGREEMENT AND PLAN OF REORGANIZATION, DATED AS OF JULY 19, 1996, BETWEEN THE EMPLOYER AND UNITED CITIES (THE "MERGER"), INCLUDING THE CONSUMMATION OF THE MERGER, SHALL CONSTITUTE A CHANGE IN CONTROL OF THE EMPLOYER FOR PURPOSES OF THIS AGREEMENT.]

                 (ii)   For purposes of subparagraph (i) above,

                        (A) "Person" shall have the meaning given in Section
                 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") as modified and used in Sections 13(d) and 14(d) of the Exchange Act.

                        (B) "Beneficial owner" shall have the meaning provided
                 in Rule 13d-3 under the Exchange Act.

                        (C) "New director" shall mean an individual whose
                 election by the Employer's Board of Directors or nomination for election by the Employer's shareholders was approved by a vote of at least 2/3's of the directors then still in office who either were directors at the beginning of the Period or whose election or nomination for election was previously so approved or recommended. However, "new director" shall not include a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of the Company.

                        (D) "Affiliate" shall have the meaning set forth in Rule
                 12b-2 promulgated under Section 12 of the Exchange Act.

     4. Limitations. Except as otherwise provided in Paragraph 3 of this Agreement, Participant agrees that nothing in this Agreement or the Plan shall entitle him, or be deemed to entitle him, to receive a Supplemental Pension under the Plan if

          (i) he has not met the requirements for a Supplemental Pension as set forth in the Plan,

          (ii) his employment with the Employer is terminated prior to his reaching the age of eligibility for the immediate commencement of his Pension Plan benefit due to resignation, or

          (iii) his employment with the Employer or participation in the Plan is terminated for Cause (as defined in Subparagraph 2(e) above).

     5. Amendment or Termination. No amendment or termination of the Plan by the Employer shall constitute an amendment or termination of this Agreement. This Agreement may be amended or modified only by the written agreement of the parties hereto, and will terminate only upon the occurrence of the earlier of the following events: (i) the execution of a written agreement to terminate this Agreement signed by all of the parties hereto, (ii) the satisfaction of all of the Employer's obligations to Participant under the Plan and this Agreement,
(iii) the termination by Participant of Participant's employment with the Employer by resignation effective prior to Participant reaching age 55, unless such resignation occurs after a Change in Control, (iv) the termination for Cause of Participant's employment with the Employer, or (v) the breach by Participant of any of the terms or provisions of the Noncompetition Agreement executed by Participant in accordance with the Plan.

     6. Funding. Not later than the time the Participant Retires or becomes eligible to receive an unreduced Supplemental Pension under the Plan, whichever occurs first, the Employer shall contribute to a trust or other funding arrangement an amount necessary to fund 100% of the then-present value of the Participant's accrued Supplemental Pension. Notwithstanding the foregoing, immediately upon a Change in Control, the Employer shall contribute to a trust or other funding arrangement an amount necessary to fund 100% of the then-present value of all Supplemental Pension benefits (vested and unvested) payable under this Agreement and/or the Plan to the Participant, regardless of whether the Participant is then eligible to Retire or to receive an unreduced Supplemental Pension. The amount required to be funded by this Paragraph 6 shall be calculated in accordance with Paragraph 7 hereof. The Employer shall review the funding status of the trust or other funding arrangement established under this Paragraph 6 on an annual basis and shall make contributions thereto as may be required to maintain the value of the assets thereof at no less than 100% of the then-present value of all such Supplemental Pension benefits.

     7. Calculation of Funding Obligations. The Employer shall calculate its funding obligations under this Agreement and the Plan solely by using the actuarial assumptions and methodology set forth in Exhibit D to the Plan. Upon and after a Change in Control of the Employer which occurs at a time when the Participant is an Eligible Employee, the actuarial assumptions and methodology set forth in Exhibit D may be changed with respect to the Participant or, if applicable, his Beneficiary, only with the Participant's, or, if applicable, his Beneficiary's, written consent.

     8. Annual Statements: As soon as practicable after the end of each Plan Year, the Employer shall deliver to the Participant or, if applicable, his Beneficiary, a statement containing (i) the present value of the Employer's future benefit obligations to the Participant, or, if applicable, his Beneficiary; (ii) the actuarial assumptions used to calculate the present value of the Employer's future benefit obligations under the Plan;

and (iii) the current value of the assets, if any, held in any trust or other funding arrangement for the benefit of the Participant, or, if applicable, his Beneficiary.

     9. No Guarantee of Employment. Nothing contained in this Agreement shall be construed as a contract of employment between the Employer and Participant, or as a right of Participant to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge Participant with or without cause.

     10. Legal Fees and Expenses. The Employer agrees to pay any and all legal fees and expenses incurred by Participant in seeking to obtain or enforce any right or benefit provided by this Agreement.

     11. Capitalized Terms. Each capitalized term used in this Agreement that is not otherwise defined herein shall have the same meaning attributed to it in the Plan.

     12. Agreement Binding on Successors to the Employer. Any successor to the Employer hereunder, which successor continues or acquires any of the business of the Employer, shall be bound by the terms of this Agreement in the same manner and to the same extent as the Employer.

     13. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties hereto have executed this Participation Agreement as of the date first written above.

PARTICIPANT:                           ATMOS ENERGY CORPORATION:



                                       By:
-------------------------------           -------------------------------

                                   EXHIBIT D

                           ATMOS ENERGY CORPORATION

                 SUMMARY OF ACTUARIAL ASSUMPTIONS AND METHODS
                                      FOR
                         DETERMINING ANNUAL SEBP TRUST
                              FUNDING LIABILITIES

ACTUARIAL ASSUMPTIONS
---------------------

Discount Rate                       8%

Mortality
     Prior to Age 62               None
     After Age 62          IRS Applicable Table
                              (50/50 GAM83)

Salary Scale                        0%

METHOD FOR DETERMINING LIABILITIES
----------------------------------

The liability determined is the present value as of the valuation date of the projected age 62 SEBP benefit. The projected age 62 benefit is based on SEBP compensation determined as the sum of (1), (2) and (3) as follows:

     (1) The greater of (A) the Participant's annual base salary at the date of his termination of employment, or (B) the average of the Participant's annual base salary for the highest three (3) calendar years (whether or not consecutive) of the Participant's employment with the Employer.

     (2) The greater of (A) the Participant's last Performance Award or (B) the average of the highest three (3) Performance Awards (whether or not consecutive).

     (3) The Participant's annual car allowance amount at the date of his termination of employment.

     The qualified plan offset is the projected age 62 qualified plan benefit with no salary scale or wage base projections.